UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 14, 2009

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 5.02                        Departure of Directors or Principal Officers

Item 7.01                      Other Events

Item 9.01                      Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:                November 14, 2009 Resignation Letter of Robert F. Hemphill Jr.

EX. 99.2:	Press release entitled “Altairnano Announces Resignation of Robert F. Hemphill from Board of Directors.”

Item 5.02    Departure of Directors or Principal Officers;

5.02(b) Resignation of Director

On November 14, 2009, Robert F. Hemphill submitted his resignation from the Altair Nanotechnologies, Inc. (the “Company”) Board of Directors. The resignation was accepted at the November 16, 2009 meeting of the Board of Directors. Mr. Hemphill’s resignation was not as a result of any disagreement with the Company regarding the Company’s operations, policies or practices. As noted in Mr. Hemphill’s resignation letter, which is furnished as Exhibit 99.1 to this Current Report, his resignation  was due his belief that his effectiveness as a  Board member was being negatively impacted  due to the Company’s need to  restrict sales, marketing and operations information from him so as to avoid even the appearance of any potential conflict of interest that might result from his senior executive position with The AES Corporation. The Company does not anticipate filling the open Board of Directors position at this time.

Item 7.01    Regulation FD Disclosure.

On November 19, 2009, Altair issued a press release announcing the resignation of Robert F. Hemphill from the Altair Nanotechnologies, Inc. Board of Directors.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report.

The information in this Item 7.01 of this Current Report  (including exhibits 99.1 and 99.2) shall not be deemed to be "filed" for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Copy of Robert F. Hemphill’s Notice of Resignation Letter dated November 14, 2009.

99.2	Press release entitled “Altairnano Announces Resignation of Robert F. Hemphill from Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: November 19, 2009	By:	/s/ John Fallini
John Fallini, Chief Financial Officer